Exhibit 10.8

EXECUTION VERSION

Additional Facility Notice

WARNING: THE TAKING OF THIS DOCUMENT, ANY CERTIFIED COPY THEREOF OR ANY OTHER DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION OF A TRANSACTION AGREED, ENVISAGED OR OTHERWISE MENTIONED IN THIS DOCUMENT, INCLUDING WRITTEN CONFIRMATIONS OR REFERENCES THERETO, INTO THE REPUBLIC OF AUSTRIA, AS WELL AS THE PRODUCTION IN, OR THE SENDING TO OR FROM, THE REPUBLIC OF AUSTRIA OF ANY OF THE FOREGOING DOCUMENTS, AS WELL AS THE SENDING TO OR FROM THE REPUBLIC OF AUSTRIA OF FAX MESSAGES OR E-MAILS CARRYING AN ELECTRONIC SIGNATURE (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED) WHICH REFER TO THIS DOCUMENT OR TO WHICH A COPY OF THIS DOCUMENT IS ATTACHED, MAY TRIGGER AUSTRIAN STAMP DUTY. IN ORDER TO AVOID TRIGGERING AUSTRIAN STAMP DUTY, DO NOT TAKE OR SEND TO OR SET UP IN THE REPUBLIC OF AUSTRIA THIS DOCUMENT OR ANY CERTIFIED COPY THEREOF OR WRITTEN AND SIGNED REFERENCES THERETO OR ANY STAMP DUTY SENSITIVE DOCUMENTS (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED) WHICH REFER TO THIS DOCUMENT OR TO WHICH A COPY OF THIS DOCUMENT IS ATTACHED.

From:	INNIO Group Holding GmbH as Obligors’ Agent (the “Company”);
INNIO North America Holding INC. as Borrower (“US Bidco”);

AI Alpine (Luxembourg) S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) with its registered office at 2-4, rue Beck, L-1222 Luxembourg, registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B 228.587 (“Topco”); and

The Amended Facility B (USD) Original Lenders (as defined below)

To:	Wilmington Trust (London) Limited as Agent
Dated:	12 July_2024
Dear all,

INNIO Group – Senior Facilities Agreement dated 25 October 2018 (as amended and/or amended and restated from time to time) (the “Senior Facilities Agreement”)

1
We refer to:
(a)
the Senior Facilities Agreement; and
(b)
a posting note from the Company, the Coordinators (as defined therein) and the Agent in respect of the Repricing dated 17 June 2024 (the “Posting Note”).
2
This is an Additional Facility Notice in respect of an Additional Facility. Terms defined in the Senior Facilities Agreement, the Posting Note (as applicable) have the same meaning in this Additional Facility Notice unless given a different meaning in this Additional Facility Notice.

We have agreed with the Rollover Amended Facility B (USD) Lenders and the New Amended Facility B (USD) Lender (collectively the “Amended Facility B (USD) Original Lenders”) that they will provide commitments under the Amended Facility B (USD) in accordance with the Allocation Schedule and the Agent is duly authorised to execute this Additional Facility Notice on behalf of each Amended Facility B (USD) Original Lender.

We wish to establish an Additional Facility (“Amended Facility B (USD)”) on the following terms:

Borrower(s):	US Bidco
Guarantor(s):	The Guarantors under the Senior Facilities Agreement.
Additional Facility Lenders (and allocated commitments):
(a)
Each existing Lender under Facility B (USD) who has executed and delivered to the Agent a notice (the “Rollover Notice”) appended to the Posting Note on or prior to the date for response specified in the Posting Note or otherwise notified to the Agent (each such Lender, a “Rollover Amended Facility B (USD) Lender”); and
(b)
Citibank N.A., London Branch (the “New Amended Facility B (USD) Lender”) in respect of commitments in an amount equal to USD 26,115,017.76 (the “Amended Facility B (USD) New Money Commitment”).

The allocated commitments for all Rollover Amended Facility B (USD) Lenders and New Amended Facility B (USD) Lender are as appended to this Additional Facility Notice or as otherwise agreed between the Company and the coordinators under Amended Facility B (USD) and provided to the Agent prior to the Additional Facility Commencement Date (the “Allocation Schedule”).

The allocated commitments of each individual Rollover Amended Facility B (USD) Lender are as specified in its Rollover Notice (or such lower amount as notified to such Rollover Amended Facility B (USD) Lender by the Agent on or prior to the Additional Facility Commencement Date).

Aggregate amount of the commitments of Amended Facility B (USD):	USD 598,500,000.00
Base Currency:	USD
Other available/Optional Currencies (if any, as applicable):	Not applicable
Timetable for delivery of a Utilisation Request for Amended Facility B (USD) (the “Amended Facility B (USD) Utilisation Request”):	U-1

Interest rate and basis (if applicable) including Margin or margin ratchet:

Term SOFR plus Margin

Margin: 3.25% per annum, provided that, with effect from the date falling six (6) Months following the Repricing Effective Date, the Margin for each Loan under Amended Facility B (USD) will be the percentage per annum set out below in the column opposite that range.

	Senior Secured Net Leverage Ratio	Amended Facility B (USD) Margin (% per annum)
	Greater than 3.00:1	3.25%
	Equal to or less than 3.00:1	3.00%
Otherwise, as per Facility B.
Term SOFR floor:	Zero
Purpose:

The proceeds of Amended Facility B (USD) shall be applied towards (directly or indirectly):

(a)
refinancing or otherwise discharging Facility B (USD) and, in each case, paying any related breakage costs, redemption premium, make-whole costs and other fees, costs and expenses payable in connection with such refinancing or discharge;
(b)
to the extent not applied for a purpose set out in paragraph (a) above, financing or refinancing the general corporate purposes and/or working capital requirements of the Group; and
(c)
to the extent not applied for a purpose set out in paragraph (a) above, financing or refinancing the payment of refinancing costs and all other fees, costs, expenses and other amounts incurred in connection with the Repricing.

Conditions to drawdown of Amended Facility B (USD):	As set out in Schedule 1 (Conditions Precedent to Initial Utilisation) of this Additional Facility Notice.
Additional Facility Commencement Date:	The date of this Additional Facility Notice.
Availability Period:	The period from (and including) the CP Satisfaction Date (as defined below) to (and including) the earlier of (i) the Repricing Effective Date and (ii) 31 August 2024.
Repricing Effective Date:	The Utilisation Date of Amended Facility B (USD).

Termination Date:	As per Facility B (USD).
Repayment:

If any Loan under Amended Facility B (USD) (an “Amended Facility B (USD) Loan”) is refinanced, repaid or repriced in connection with a Repricing Event from the Repricing Effective Date until the period ending six (6) months after the Repricing Effective Date, then, in addition to all other sums required to be paid under this Additional Facility Notice in connection with such Repricing Event, including all accrued and unpaid interest and Break Costs (if any), the Company shall (within five (5) Business Days of such Repricing Event taking effect) pay (or procure the payment of) to the Agent (for the account of the Amended Facility B (USD) Lenders pro rata to their participation in that Amended Facility B (USD) Loan at the time of that Repricing Event) a prepayment fee equal to 1.00% of the principal amount prepaid, refinanced or repriced.

Otherwise, as per Facility B (USD).

Amortisation schedule (if any):

Repayable in equal quarterly instalments commencing with the last day of the first full Financial Quarter ending after the Repricing Effective Date, in aggregate annual amounts equal to 1% of the original principal amount of Amended Facility B (USD) (as at the Repricing Effective Date), with any remaining amounts being due and payable on the Termination Date.

Mandatory prepayment provisions (if any):	As per Facility B (USD)
Summary of security:	The Amended Facility B (USD) Lenders shall have the benefit of the same Transaction Security as the Lenders under each other Facility under the Senior Facilities Agreement.
Ranking:	Pari passu with each other Facility under the Senior Facilities Agreement.
MFN:	As per Facility B (USD) (for the avoidance of doubt, with no reset).

Cashless Roll:

On the date of first Utilisation of Amended Facility B (USD) (the “Funding Date”):

(a)
each Rollover Amended Facility B (USD) Lender shall become a Lender under this Amended Facility B (USD) on the terms set out in this Additional Facility Notice and its Rollover Notice in the amount set out in the Allocation Schedule;
(b)
the portion of the Commitments under Facility B (USD) of each Rollover Amended Facility B (USD) Lender as set out in the Allocation Schedule shall be converted on a cashless basis into Commitments under Amended Facility B (USD);
(c)
immediately upon any conversion pursuant to paragraph (b) above, each Rollover Amended Facility B (USD) Lender’s applicable Commitments under Facility B (USD) shall be permanently cancelled in an amount equal to the portion of Commitments under Amended Facility B (USD) so converted; and
(d)
the portion of the participations of each Rollover Amended Facility B (USD) Lender in Facility B (USD) Loans as set out in the Allocation Schedule shall be converted on a cashless basis into Loans under Amended Facility B (USD).

In accordance with clause 14.4 (Right to Refuse Prepayment) of the Senior Facilities Agreement, each Rollover Amended Facility B (USD) Lender waives its right to receive any prepayment in respect of its portion of participations in Facility B (USD) Loans specified in the Allocation Schedule as being converted into Loans under the Amended Facility B (USD) on a cashless basis the Funding Date.

Other:	Other terms as per Facility B (USD).

5
The Company confirms that each of the applicable conditions specified in paragraph (b) of clause 2.2 (Additional Facilities) of the Senior Facilities Agreement have been satisfied on the date of this Additional Facility Notice. Amended Facility B (USD) shall constitute a Term Facility (as defined in the Senior Facilities Agreement) and Senior Lender Liabilities (as defined in the Intercreditor Agreement).

The Amended Facility B (USD) Original Lenders will only be obliged to comply with clause 5.4 (Lenders’ Participation) of the Senior Facilities Agreement in relation to a Utilisation of the Amended Facility B (USD) if, on or before the Utilisation Date for that Utilisation the Agent has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent to Initial Utilisation) to this Additional Facility Notice (unless specified therein to be in another form or substance) in form and substance satisfactory to the Agent (acting reasonably and on the instructions of the Amended Facility B (USD) Original Lenders) or receipt of such documents and evidence has been waived by the Agent (acting reasonably and on the instructions of the Amended Facility B (USD) Original Lenders) (such date being the “CP Satisfaction Date”). The Agent shall notify the Company and the Amended Facility B (USD) Original Lenders promptly upon being so satisfied. Other than to the extent that the Amended Facility B (USD) Original Lenders notifies the Agent in writing to the contrary before the Agent gives such notification, the Amended Facility B (USD) Original Lenders authorise and require the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

NOTICE OF PREPAYMENT OF FACILITY B (USD)

The parties agree that this Additional Facility Notice shall constitute notice to the Agent that the Company intends to prepay (or procure such prepayment) in full of all outstanding Loans under the Facility B (USD) in force immediately prior to the Repricing Effective Date (together with all amounts which are due and payable in relation to such Loans including accrued but unpaid interest) pursuant to clause 13.4 (Voluntary prepayment of Term Loans) of the Senior Facilities Agreement on 16 July 2024 (or such other date as notified by the Company to the Agent) (the “Prepayment Date”).
8
The prepayment notice referred to in paragraph 7 above shall be revocable until the date falling four (4) Business Days (or such shorter period as the Agent (acting on the instructions of the Majority Lenders under Facility B (USD) (each acting reasonably)) may agree) prior to the Prepayment Date.

GUARANTEE AND SECURITY CONFIRMATION

9
The Company (as Obligors’ Agent for itself and on behalf of each other Obligor) and Topco (in respect only of Transaction Security granted by it) confirm for the benefit of the Secured Parties that to the fullest extent permitted by law:
(a)
each Obligor’s and Topco’s liabilities and obligations arising under the Senior Facilities Agreement (as amended to incorporate the terms of Amended Facility B (USD) as set out in this Additional Facility Notice), the Intercreditor Agreement and the Finance Documents shall form part of (but do not limit) the “Liabilities”, “Secured Liabilities” or, as the case may be, “Secured Obligations” (or any equivalent or corresponding term) (as applicable) as defined in the Intercreditor Agreement and/or each Transaction Security Document to which that Obligor and/or Topco (as applicable) is a party (including by incorporation);
(b)
any Security created by it under the Transaction Security Documents extends to the liabilities and obligations of the Obligors and Topco (as applicable) under the Finance Documents and the Secured Debt Documents (as defined in the Intercreditor Agreement), as applicable (including the Senior Facilities Agreement (as amended to incorporate the terms of Amended Facility B (USD) as set out in this Additional Facility Notice));
(c)
the Security created under the Transaction Security Documents continues in full force and effect on the terms of the respective Transaction Security Documents; and
(d)
the guarantees and indemnities set out in clause 25 (Guarantee and indemnity) of the Senior Facilities Agreement shall:
(i)
remain in full force and effect and shall continue to apply in respect of the liabilities and obligations of each Obligor under the Finance Documents; and
(ii)
extend to all new liabilities and obligations assumed by an Obligor under the Finance Documents (including the Senior Facilities Agreement (as amended to incorporate the terms of Amended Facility B (USD) as set out in this Additional

Facility Notice)), including, but not limited to, the Total Commitments on the Extension Effective Date and shall be owed to each Finance Party,

in each case subject only to the guarantee limitations set out in the Senior Facilities Agreement or otherwise in an Accession Deed.

The Parties confirm that the acknowledgement of debt contained in clause 19.3 (Parallel Debt (Covenant to pay the Security Agent)) of the Intercreditor Agreement shall continue in full force and effect and apply and extend to any and all obligations of the Obligors under and in connection with the Senior Facilities Agreement and the Finance Documents (including, for the avoidance of doubt, the Amended Senior Facilities Agreement).

MISCELLANEOUS

11
This Additional Facility Notice may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Additional Facility Notice.

Clauses 46 (Governing Law) and 48.1 (Jurisdiction of English courts) of the Senior Facilities Agreement shall be incorporated in this Additional Facility Notice as if set out in full in this Additional Facility Notice and as if references in those clauses to “this Agreement” are references to this Additional Facility Notice.

Schedule 1

Conditions Precedent to Initial Utilisation

1
Corporate Authorisations: the Obligors
(a)
Constitutional documents: a copy of the constitutional documents of the Company.
(b)
Board approvals: with respect to the Company, INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG to the extent legally required, a copy of the resolution of the board of directors, the management board of directors, any supervisory board of directors (or, in each case, any committee thereof) and/or equivalent body of the Company, INNIO Austria GmbH, INNIO Jenbacher GmbH, INNIO Jenbacher GmbH & Co OG (as applicable) approving the transactions and the Finance Documents to which it is a party, including in the case of the Company, a managing board resolution (Geschäftsführerbeschluss) and a shareholders’ resolution (Gesellschafterbeschluss).
(c)
Specimen Signatures: specimen signatures for such person(s) authorised in the resolutions of the Company referred to above (to the extent such person will execute a Finance Document).
(d)
Director’s or officer’s certificates: a certificate from the Company (signed by an authorised signatory):
(i)
certifying that each copy document relating to it specified in paragraphs (a) to (c) above is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded prior to the date of this Agreement; and
(ii)
confirming that, subject to the Guarantee Limitations, borrowing or guaranteeing or securing (as appropriate) the Total Commitments would not cause any borrowing, guarantee, security or other similar limit binding on it to be exceeded.
2
Topco

Board approvals: with respect to Topco, to the extent legally required, a copy of a resolution of the board of directors, the management board of directors, any supervisory board of directors (or, in each case, any committee thereof) and/or equivalent body of Topco approving the transactions and the Finance Documents to which it is a party.

3
Finance Documents

A copy of the counterparts of each of the following documents in the agreed form, each duly executed by the Company (where applicable, acting as Obligors’ Agent) and Topco (to the extent party to such document):

(a)
this Additional Facility Notice; and
(b)
a copy of the Austrian law security confirmation agreement in the agreed form, duly executed by Topco, and the Company (acting, where applicable, on behalf of INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG) and the Security Agent.

4
Legal Opinions
(a)
A legal opinion (as to enforceability) from Paul Hastings (Europe) LLP as English law counsel to the Lenders.
(b)
A legal opinion (as to enforceability) from BINDER GRÖSSWANG Rechtsanwälte GmbH as Austrian law counsel to the Lenders in respect of the Austrian law governed security confirmation agreement.
(c)
A legal opinion (as to capacity) from Schönherr Rechtsanwälte GmbH as Austrian law counsel to the Company.

Yours faithfully

SIGNED for and on behalf of INNIO Group Holding GmbH

as Obligor’s Agent

/s/ Klaus Sabel
Name: Klaus Sabel	Name:
Title: Legal Representative (Prokurist)	Title:

[Innio – Signature Page to Additional Facility Notice (EUR TLB) (Repricing, 2024)]

SIGNED for and on behalf of INNIO North America Holding INC.

as Borrower under Amended Facility B (USD)

/s/ William C. Hittie, Jr.	/s/ Andrew Dawson

Name: William C. Hittie, Jr.	Name: Andrew Dawson
Title: Director	Title: Director

[Innio – Signature Page to Additional Facility Notice (USD TLB) (Repricing, 2024)]

/s/ AI Alpine (Luxembourg) S.à r.l.

For and on behalf of

AI Alpine (Luxembourg) S.à r.l.

as Topco

[Innio – Signature Page to Additional Facility Notice (USD TLB) (Repricing, 2024)]

We acknowledge and accept receipt of the Additional Facility Notice and establishment of Amended Facility B (USD).

/s/ Wilmington Trust (London) Limited

For and on behalf of

Wilmington Trust (London) Limited

as Agent

/s/ Wilmington Trust (London) Limited

For and on behalf of

Wilmington Trust (London) Limited

as Security Agent

[Innio – Signature Page to Additional Facility Notice (USD TLB) (Repricing, 2024)]

EXECUTION VERSION

Additional Facility Notice

WARNING: THE TAKING OF THIS DOCUMENT, ANY CERTIFIED COPY THEREOF OR ANY OTHER DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION OF A TRANSACTION AGREED, ENVISAGED OR OTHERWISE MENTIONED IN THIS DOCUMENT, INCLUDING WRITTEN CONFIRMATIONS OR REFERENCES THERETO, INTO THE REPUBLIC OF AUSTRIA, AS WELL AS THE PRODUCTION IN, OR THE SENDING TO OR FROM, THE REPUBLIC OF AUSTRIA OF ANY OF THE FOREGOING DOCUMENTS, AS WELL AS THE SENDING TO OR FROM THE REPUBLIC OF AUSTRIA OF FAX MESSAGES OR E-MAILS CARRYING AN ELECTRONIC SIGNATURE (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED) WHICH REFER TO THIS DOCUMENT OR TO WHICH A COPY OF THIS DOCUMENT IS ATTACHED, MAY TRIGGER AUSTRIAN STAMP DUTY. IN ORDER TO AVOID TRIGGERING AUSTRIAN STAMP DUTY, DO NOT TAKE OR SEND TO OR SET UP IN THE REPUBLIC OF AUSTRIA THIS DOCUMENT OR ANY CERTIFIED COPY THEREOF OR WRITTEN AND SIGNED REFERENCES THERETO OR ANY STAMP DUTY SENSITIVE DOCUMENTS (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED) WHICH REFER TO THIS DOCUMENT OR TO WHICH A COPY OF THIS DOCUMENT IS ATTACHED.

From:	INNIO Group Holding GmbH as Obligors’ Agent (the “Company”);

AI Alpine (Luxembourg) S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) with its registered office at 2-4, rue Beck, L-1222 Luxembourg, registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B 228.587 (“Topco”);

The Amended Facility B (EUR) Original Lenders (as defined below); and
To:	Wilmington Trust (London) Limited as Agent

Dated:	_12 July__2024
Dear all,

INNIO Group – Senior Facilities Agreement dated 25 October 2018 (as amended and/or amended and restated from time to time) (the “Senior Facilities Agreement”)

13
We refer to:
(a)
the Senior Facilities Agreement; and
(b)
a posting note from the Company, the Coordinators (as defined therein) and the Agent in respect of the Repricing dated 17 June 2024 (the “Posting Note”).
14
This is an Additional Facility Notice in respect of an Additional Facility. Terms defined in the Senior Facilities Agreement, the Posting Note (as applicable) have the same meaning in this Additional Facility Notice unless given a different meaning in this Additional Facility Notice.

We have agreed with the Rollover Amended Facility B (EUR) Lenders and the New Amended Facility B (EUR) Lender (collectively the “Amended Facility B (EUR) Original Lenders”) that they will provide commitments under the Amended Facility B (EUR) in accordance with the Allocation Schedule and the Agent is duly authorised to execute this Additional Facility Notice on behalf of each Amended Facility B (EUR) Original Lender.

We wish to establish an Additional Facility (“Amended Facility B (EUR)”) on the following terms:

Borrower(s):	The Company
Guarantor(s):	The Guarantors under the Senior Facilities Agreement.
Additional Facility Lenders (and allocated commitments):
(e)
Each existing Lender under Facility B (EUR) who has executed and delivered to the Agent a notice (the “Rollover Notice”) appended to the Posting Note on or prior to the date for response specified in the Posting Note or otherwise notified to the Agent (each such Lender, a “Rollover Amended Facility B (EUR) Lender”); and

(f)
Deutsche Bank Aktiengesellschaft (the “New Amended Facility B (EUR) Lender”) in respect of commitments in an amount equal to EUR 57,522,246.71 (the “Amended Facility B (EUR) New Money Commitment”).

The allocated commitments for all Rollover Amended Facility B (EUR) Lenders and New Amended Facility B (EUR) Lender are as appended to this Additional Facility Notice or as otherwise agreed between the Company and the coordinators under Amended Facility B (EUR) and provided to the Agent prior to the Additional Facility Commencement Date (the “Allocation Schedule”).

The allocated commitments of each individual Rollover Amended Facility B (EUR) Lender are as specified in its Rollover Notice (or such lower amount as notified to such Rollover Amended Facility B (EUR) Lender by the Agent on or prior to the Additional Facility Commencement Date).

Aggregate amount of the commitments of Amended Facility B (EUR):	EUR 1,100,000,000.00
Base Currency:	EUR
Other available/Optional Currencies (if any, as applicable):	Not applicable
Timetable for delivery of a Utilisation Request for Amended Facility B (EUR) (the “Amended Facility B (EUR) Utilisation Request”):	U-1

Interest rate and basis (if applicable) including Margin or margin ratchet:

EURIBOR plus Margin

Margin: 3.75% per annum, provided that, with effect from the date falling six (6) Months following the Repricing Effective Date, the Margin for each Loan under Amended Facility B (EUR) will be the percentage per annum set out below in the column opposite that range.

	Senior Secured Net Leverage Ratio	Amended Facility B (EUR) Margin (% per annum)
	Greater than 3.50:1	3.75%
	Equal to or less than 3.50:1 but greater than 3.00:1	3.50%
	Equal to or less than 3.00:1	3.25%
	Otherwise, as per Facility B.
EURIBOR floor:	Zero
Purpose:

The proceeds of Amended Facility B (EUR) shall be applied towards (directly or indirectly):

(a)
refinancing or otherwise discharging Facility B (EUR) and, in each case, paying any related breakage costs, redemption premium, make-whole costs and other fees, costs and expenses payable in connection with such refinancing or discharge;
(b)
to the extent not applied for a purpose set out in paragraph (a) above, financing or refinancing the general corporate purposes and/or working capital requirements of the Group; and
(c)
to the extent not applied for a purpose set out in paragraph (a) above, financing or refinancing the payment of refinancing costs and all other fees, costs, expenses and other amounts incurred in connection with the Repricing.

Conditions to drawdown of Amended Facility B (EUR):	As set out in Schedule 1 (Conditions Precedent to Initial Utilisation) of this Additional Facility Notice.
Additional Facility Commencement Date:	The date of this Additional Facility Notice.
Availability Period:	The period from (and including) the CP Satisfaction Date (as defined below) to (and including) the earlier of (i) the Repricing Effective Date and (ii) 31 August 2024.
Repricing Effective Date:	The Utilisation Date of Amended Facility B (EUR).

Termination Date:	As per Facility B (EUR).
Repayment:

If any Loan under Amended Facility B (EUR) (an “Amended Facility B (EUR) Loan”) is refinanced, repaid or repriced in connection with a Repricing Event from the Repricing Effective Date until the period ending six (6) months after the Repricing Effective Date, then, in addition to all other sums required to be paid under this Additional Facility Notice in connection with such Repricing Event, including all accrued and unpaid interest and Break Costs (if any), the Company shall (within five (5) Business Days of such Repricing Event taking effect) pay (or procure the payment of) to the Agent (for the account of the Amended Facility B (EUR) Lenders pro rata to their participation in that Amended Facility B (EUR) Loan at the time of that Repricing Event) a prepayment fee equal to 1.00% of the principal amount prepaid, refinanced or repriced.

Otherwise, as per Facility B (EUR).

Amortisation schedule (if any):	As per Facility B (EUR)
Mandatory prepayment provisions (if any):	As per Facility B (EUR)
Summary of security:	The Amended Facility B (EUR) Lenders shall have the benefit of the same Transaction Security as the Lenders under each other Facility under the Senior Facilities Agreement.
Ranking:	Pari passu with each other Facility under the Senior Facilities Agreement.
MFN:	As per Facility B (EUR) (for the avoidance of doubt, with no reset).
Cashless Roll:

On the date of first Utilisation of Amended Facility B (EUR) (the “Funding Date”):

(g)
each Rollover Amended Facility B (EUR) Lender shall become a Lender under this Amended Facility B (EUR) on the terms set out in this Additional Facility Notice and its Rollover Notice in the amount set out in the Allocation Schedule;
(h)
the portion of the Commitments under Facility B (EUR) of each Rollover Amended Facility B (EUR) Lender as set out in the Allocation Schedule shall be converted on a cashless basis into Commitments under Amended Facility B (EUR);
(i)
immediately upon any conversion pursuant to paragraph (b) above, each Rollover Amended Facility B (EUR) Lender’s applicable Commitments under Facility B (EUR) shall be permanently cancelled in an amount equal to the portion of Commitments under Amended Facility B (EUR) so converted; and

(j)
the portion of the participations of each Rollover Amended Facility B (EUR) Lender in Facility B (EUR) Loans as set out in the Allocation Schedule shall be converted on a cashless basis into Loans under Amended Facility B (EUR).

In accordance with clause 14.4 (Right to Refuse Prepayment) of the Senior Facilities Agreement, each Rollover Amended Facility B (EUR) Lender waives its right to receive any prepayment in respect of its portion of participations in Facility B (EUR) Loans specified in the Allocation Schedule as being converted into Loans under the Amended Facility B (EUR) on a cashless basis the Funding Date.

Other:	Other terms as per Facility B (EUR).

17
The Company confirms that each of the applicable conditions specified in paragraph (b) of clause 2.2 (Additional Facilities) of the Senior Facilities Agreement have been satisfied on the date of this Additional Facility Notice. Amended Facility B (EUR) shall constitute a Term Facility (as defined in the Senior Facilities Agreement) and Senior Lender Liabilities (as defined in the Intercreditor Agreement).
18
The Amended Facility B (EUR) Original Lenders will only be obliged to comply with clause 5.4 (Lenders’ Participation) of the Senior Facilities Agreement in relation to a Utilisation of the Amended Facility B (EUR) if, on or before the Utilisation Date for that Utilisation the Agent has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent to Initial Utilisation) to this Additional Facility Notice (unless specified therein to be in another form or substance) in form and substance satisfactory to the Agent (acting reasonably and on the instructions of the Amended Facility B (EUR) Original Lenders) or receipt of such documents and evidence has been waived by the Agent (acting reasonably and on the instructions of the Amended Facility B (EUR) Original Lenders) (such date being the “CP Satisfaction Date”). The Agent shall notify the Company and the Amended Facility B (EUR) Original Lenders promptly upon being so satisfied. Other than to the extent that the Amended Facility B (EUR) Original Lenders notifies the Agent in writing to the contrary before the Agent gives such notification, the Amended Facility B (EUR) Original Lenders authorise and require the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

NOTICE OF PREPAYMENT OF FACILITY B (EUR)

The parties agree that this Additional Facility Notice shall constitute notice to the Agent that the Company intends to prepay (or procure such prepayment) in full of all outstanding Loans under the Facility B (EUR) in force immediately prior to the Repricing Effective Date (together with all amounts which are due and payable in relation to such Loans including accrued but unpaid interest) pursuant to clause 13.4 (Voluntary prepayment of Term Loans) of the Senior Facilities Agreement on 16 July 2024 (or such other date as notified by the Company to the Agent) (the “Prepayment Date”).

The prepayment notice referred to in paragraph 7 above shall be revocable until the date falling four (4) Business Days (or such shorter period as the Agent (acting on the instructions of the Majority Lenders under Facility B (EUR) (each acting reasonably)) may agree) prior to the Prepayment Date.

GUARANTEE AND SECURITY CONFIRMATION

21
The Company (as Obligors’ Agent for itself and on behalf of each other Obligor) and Topco (in respect only of Transaction Security granted by it) confirm for the benefit of the Secured Parties that to the fullest extent permitted by law:
(a)
each Obligor’s and Topco’s liabilities and obligations arising under the Senior Facilities Agreement (as amended to incorporate the terms of Amended Facility B (EUR) as set out in this Additional Facility Notice), the Intercreditor Agreement and the Finance Documents shall form part of (but do not limit) the “Liabilities”, “Secured Liabilities” or, as the case may be, “Secured Obligations” (or any equivalent or corresponding term) (as applicable) as defined in the Intercreditor Agreement and/or each Transaction Security Document to which that Obligor and/or Topco (as applicable) is a party (including by incorporation);
(b)
any Security created by it under the Transaction Security Documents extends to the liabilities and obligations of the Obligors and Topco (as applicable) under the Finance Documents and the Secured Debt Documents (as defined in the Intercreditor Agreement), as applicable (including the Senior Facilities Agreement (as amended to incorporate the terms of Amended Facility B (EUR) as set out in this Additional Facility Notice));
(c)
the Security created under the Transaction Security Documents continues in full force and effect on the terms of the respective Transaction Security Documents; and
(d)
the guarantees and indemnities set out in clause 25 (Guarantee and indemnity) of the Senior Facilities Agreement shall:
(i)
remain in full force and effect and shall continue to apply in respect of the liabilities and obligations of each Obligor under the Finance Documents; and
(ii)
extend to all new liabilities and obligations assumed by an Obligor under the Finance Documents (including the Senior Facilities Agreement (as amended to incorporate the terms of Amended Facility B (EUR) as set out in this Additional Facility Notice)), including, but not limited to, the Total Commitments on the Extension Effective Date and shall be owed to each Finance Party, in each case subject only to the guarantee limitations set out in the Senior Facilities Agreement or otherwise in an Accession Deed.

The Parties confirm that the acknowledgement of debt contained in clause 19.3 (Parallel Debt (Covenant to pay the Security Agent)) of the Intercreditor Agreement shall continue in full force and effect and apply and extend to any and all obligations of the Obligors under and in connection with the Senior Facilities Agreement and the Finance Documents (including, for the avoidance of doubt, the Amended Senior Facilities Agreement).

MISCELLANEOUS

This Additional Facility Notice may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Additional Facility Notice.

Clauses 46 (Governing Law) and 48.1 (Jurisdiction of English courts) of the Senior Facilities Agreement shall be incorporated in this Additional Facility Notice as if set out in full in this Additional Facility Notice and as if references in those clauses to “this Agreement” are references to this Additional Facility Notice.

Schedule 2

Conditions Precedent to INITIAL UTILISATION

5
Corporate Authorisations: the Obligors
(d)
Constitutional documents: a copy of the constitutional documents of the Company.
(e)
Board approvals: with respect to the Company, INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG to the extent legally required, a copy of the resolution of the board of directors, the management board of directors, any supervisory board of directors (or, in each case, any committee thereof) and/or equivalent body of the Company, INNIO Austria GmbH, INNIO Jenbacher GmbH, INNIO Jenbacher GmbH & Co OG (as applicable) approving the transactions and the Finance Documents to which it is a party, including in the case of the Company, a managing board resolution (Geschäftsführerbeschluss) and a shareholders’ resolution (Gesellschafterbeschluss).
(f)
Specimen Signatures: specimen signatures for such person(s) authorised in the resolutions of the Company referred to above (to the extent such person will execute a Finance Document).
(g)
Director’s or officer’s certificates: a certificate from the Company (signed by an authorised signatory):
(i)
certifying that each copy document relating to it specified in paragraphs (a) to (c) above is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded prior to the date of this Agreement; and
(ii)
confirming that, subject to the Guarantee Limitations, borrowing or guaranteeing or securing (as appropriate) the Total Commitments would not cause any borrowing, guarantee, security or other similar limit binding on it to be exceeded.
6
Topco

Board approvals: with respect to Topco, to the extent legally required, a copy of a resolution of the board of directors, the management board of directors, any supervisory board of directors (or, in each case, any committee thereof) and/or equivalent body of Topco approving the transactions and the Finance Documents to which it is a party.

7
Finance Documents

A copy of the counterparts of each of the following documents in the agreed form, each duly executed by the Company (where applicable, acting as Obligors’ Agent) and Topco (to the extent party to such document):

(h)
this Additional Facility Notice; and
(i)
a copy of the Austrian law security confirmation agreement in the agreed form, duly executed by Topco, and the Company (acting, where applicable, on behalf of INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG) and the Security Agent.

8
Legal Opinions
(j)
A legal opinion (as to enforceability) from Paul Hastings (Europe) LLP as English law counsel to the Lenders.
(k)
A legal opinion (as to enforceability) from BINDER GRÖSSWANG Rechtsanwälte GmbH as Austrian law counsel to the Lenders in respect of the Austrian law governed security confirmation agreement.
(l)
A legal opinion (as to capacity) from Schönherr Rechtsanwälte GmbH as Austrian law counsel to the Company.

Yours faithfully

SIGNED for and on behalf of INNIO Group Holding GmbH

as Obligor’s Agent

/s/ Klaus Sabel

Name: Klaus Sabel (Prokurist)	Name:
Title: Legal Representative	Title:

[Innio – Signature Page to Additional Facility Notice (EUR TLB) (Repricing, 2024)]

/s/ AI Alpine (Luxembourg) S.à r.l

For and on behalf of

AI Alpine (Luxembourg) S.à r.l.

as Topco

[Innio – Signature Page to Additional Facility Notice (EUR TLB) (Repricing, 2024)]

We acknowledge and accept receipt of the Additional Facility Notice and establishment of Amended Facility B (EUR).

/s/ Wilmington Trust (London) Limited

For and on behalf of

Wilmington Trust (London) Limited

as Agent

/s/ Wilmington Trust (London) Limited

For and on behalf of

Wilmington Trust (London) Limited

as Security Agent

[Innio – Signature Page to Additional Facility Notice (EUR TLB) (Repricing, 2024)]